Exhibit 10.6
Execution Version
THIRTEENTH AMENDMENT TO
TERM LOAN CREDIT AND SECURITY AGREEMENT
THIS THIRTEENTH AMENDMENT TO TERM LOAN CREDIT AND SECURITY AGREEMENT (this  “Amendment”), dated as of May 5, 2025 (the “Thirteenth Amendment Effective Date”), is entered into by and among QUANTUM CORPORATION, a Delaware corporation (“Quantum”, and together with each other Person joined to the Credit Agreement as a borrower from time to time, collectively, the “Borrowers”, and each, a “Borrower”), QUANTUM LTO HOLDINGS, LLC, a Delaware limited liability company (“Quantum LTO”), SQUARE BOX SYSTEMS LIMITED, a company incorporated in England and Wales (registered number 03819556) (“Square Box”, and together with Quantum LTO and each other Person joined to the Credit Agreement as a guarantor from time to time, collectively, the “Guarantors”, and each, a “Guarantor”, and together with the Borrowers, collectively, the “Loan Parties”, and each, a “Loan Party”), the financial institutions which are now or which hereafter become a party to the Credit Agreement as lenders (collectively, the “Lenders”, and each, a “Lender”) constituting the Required Lenders, and ALTER DOMUS (US) LLC (“Alter Domus”, as successor in interest to Blue Torch Finance LLC), in its capacity as disbursing agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns, “Agent”).
RECITALS
A.Agent, the Lenders and certain of the Loan Parties are parties to that certain Term Loan Credit and Security Agreement, dated as of August 5, 2021, as amended by that certain First Amendment to Term Loan Credit and Security Agreement, dated as of September 30, 2021, that certain Second Amendment to Term Loan Credit and Security Agreement, dated as of March 15, 2022, that certain Third Amendment to Term Loan Credit and Security Agreement, dated as of April 25, 2022, that certain Fourth Amendment to Term Loan Credit and Security Agreement, dated as of June 1, 2023, that certain Fifth Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of February 14, 2024 and subject to the Waiver to Term Loan Credit and Security Agreement, dated as of November 13, 2023, that certain Sixth Amendment to Term Loan Credit and Security Agreement, dated as of March 22, 2024, that certain Seventh Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of May 15, 2024, that certain Eighth Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of May 24, 2024, that certain Ninth Amendment to Term Loan Credit and Security Agreement, dated as of July 11, 2024, that certain Tenth Amendment to Term Loan Credit and Security Agreement, dated as of August 13, 2024, that certain Eleventh Amendment to Term Loan Credit and Security Agreement, dated as of October 28, 2024, that certain Twelfth Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of January 27, 2025, and that certain Agency Resignation, Appointment and Assumption Agreement, dated as of April 21, 2025 (as amended hereby and as the same may have been further amended, supplemented or otherwise modified from time to time prior to the date hereof, the  “Credit Agreement”), pursuant to which the Lenders have made and may hereafter make certain loans and have provided and may hereafter provide certain financial accommodations to the Borrowers.
B.The Borrowers have requested that Agent and the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein, and Agent and the Required Lenders have agreed to make such amendments, subject to the terms and conditions set forth herein.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Interpretation. Capitalized terms used herein and not defined shall have the meanings given to such terms in the Credit Agreement.
2.Amendments to Credit Agreement. Pursuant to the request of the Loan Parties and subject to the satisfaction of the conditions set forth in Section 3 hereof and in reliance on the representations and warranties set forth in Section 4 hereof and otherwise herein, the Credit Agreement is hereby amended effective as of the Thirteenth Amendment Effective Date as follows:
(a)The following definitions are hereby added to Section 1.2 of the Credit Agreement in their proper alphabetical order:
“ “Thirteenth Amendment” shall mean the Thirteenth Amendment to Term Loan Credit and Security Agreement, dated as of the Thirteenth Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.”
“ “Thirteenth Amendment Effective Date” shall mean May 5, 2025.”
(b)The definition of “2025 Equity Line of Credit” in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety, as follows:
““2025 Equity Line of Credit” shall mean the sale of shares of Quantum’s common stock pursuant to that certain Standby Equity Purchase Agreement, dated as of January 25, 2025, between Quantum and YA II PN, Ltd.”
(c)Section 2.3 of the Credit Agreement is hereby amended by deleting clause (c) of such Section in its entirety and replacing it with the following:
“(c)    Upon the receipt by any Loan Party of the Net Cash Proceeds from the incurrence of any Indebtedness or issuance or sale of any equity securities (other than Permitted Indebtedness, but including any Qualified Contribution), (i) other than with respect to any Net Cash Proceeds of the 2025 Equity Line of Credit, Borrowers shall prepay the Loans in an amount (together with any accrued interest, fees, expenses and premiums (including any MOIC Amount) required to be paid in connection with such prepayment of the Loans) equal to one hundred percent (100%) of such Net Cash Proceeds, (ii) with respect to any Net Cash Proceeds of the 2025 Equity Line of Credit received prior to the Thirteenth Amendment Effective Date, Borrowers shall prepay the Loans in an amount equal to one hundred percent (100%) of such Net Cash Proceeds; provided, that up to $10,000,000 of the Net Cash Proceeds of the 2025 Equity Line of Credit received prior to the Thirteenth Amendment Effective Date shall first be applied by the Borrowers to repay Revolving Loan Indebtedness substantially concurrently upon receipt of such Net Cash Proceeds (notwithstanding anything to the contrary contained in the Intercreditor Agreement), and (iii) with respect to any Net Cash Proceeds of the 2025 Equity Line of Credit received on or after the Thirteenth Amendment Effective Date, the Borrowers shall apply one hundred percent (100%) of the aggregate amount of such Net Cash Proceeds (A) first, to pay the reasonable and documented out-of-pocket expenses of the Lenders required to be paid by the Borrower hereunder (including the reasonable and documented fees, charges and disbursements of legal counsel required to be paid) for which invoices were presented on May 2, 2025, in the aggregate amount set forth in such invoices (such amount, the “Invoiced Expense Amount”), and (B) second, to prepay the Loans in an aggregate amount (together with any accrued interest, fees, expenses and premiums (including any MOIC Amount) required to be paid in connection with any such prepayment of the Loans) equal to (x) one hundred percent (100%) of such Net Cash Proceeds, minus (y) the Invoiced Expense Amount, minus (z) $15,000,000 (such amount under this clause (iii)(B) not to be less than zero). Such prepayment of the Loans pursuant to this Section 2.3(c) shall be made substantially concurrently, but in no event more than three (3) Business Days following the receipt of such Net Cash Proceeds (and until the date of payment, such Net Cash Proceeds shall be held in trust for Agent).”
3.Conditions Precedent. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent:
(a)Agent shall have received this Amendment, duly authorized, executed and delivered by each Loan Party and the Required Lenders.
(b)As of the Thirteenth Amendment Effective Date and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
(c)As of the Thirteenth Amendment Effective Date and immediately after giving effect to this Amendment the representations and warranties set forth in Section 4 hereof shall be true and correct in all material respects (without duplication of any materiality qualifier).
Agent shall notify the Borrowers in writing of the effectiveness of this Amendment, which notice shall be conclusive and binding on all parties to the Credit Agreement. For the avoidance of doubt, it is understood and agreed that such written notification shall not be a condition to the effectiveness of this Amendment or the occurrence of the Thirteenth Amendment Effective Date.
4.Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by the Loan Parties to Agent and Lenders pursuant to the Credit Agreement and the Other Documents, each Loan Party hereby represents and warrants to Agent and each Lender as follows:
(a)each Loan Party has full power, authority and legal right to enter into this Amendment and to perform all its respective Obligations hereunder;

(b)this Amendment has been duly executed and delivered by each Loan Party;
(c)this Amendment constitutes the legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar Laws affecting creditors’ rights generally;
(d)the execution, delivery and performance of this Amendment (i) are within each Loan Party’s corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) are not in contravention of law or the terms of such Loan Party’s Organizational Documents or to the conduct of such Loan Party’s business or any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, including without limitation the Revolving Loan Documents, (iv) will not conflict with or violate any material provisions of any law or regulation, or any judgment, order or decree of any Governmental Body, (v) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except (x) any Consents of any party to a Material Contract or any other Person (other than a Governmental Body) with respect to which the failure to obtain could not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect, (y) any immaterial Consents of any Governmental Body, or (z) those Consents set forth on Schedule 5.1 to the Credit Agreement, all of which will have been duly obtained, made or complied with prior to the Thirteenth Amendment Effective Date and which are in full force and effect on the Thirteenth Amendment Effective Date, and (vi) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any material agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound, including without limitation any of the Revolving Loan Documents;
(e)each Loan Party is duly formed or incorporated, as applicable, and in good standing under the laws of the state of its incorporation or formation, as applicable, and is good standing in such state and is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect;
(f)each of the representations and warranties made by any Loan Party in the Credit Agreement and the Other Documents, immediately after giving effect to this Amendment, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as if made on the Thirteenth Amendment Effective Date and after giving effect to this Amendment and the transactions contemplated hereby and thereby, except to the extent that any such representation or warranty is made as of an earlier and/or specified date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as of such earlier or specified date; and
(g)on the Thirteenth Amendment Effective Date and immediately after giving effect to this Amendment, no Default or Event of Default exists or has occurred and is continuing.
5.Costs and Expenses. Each Loan Party, jointly and severally, agrees to pay on demand all costs and expenses of Agent and the Lenders incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements, instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, disbursements and other charges of counsel to each of Agent and the Lenders with respect thereto) in accordance with the Credit Agreement.
6.Reaffirmation.
(a)Each Loan Party hereby ratifies and reaffirms (i) all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the Other Documents to which it is a party, and (ii) its grant to Agent of a security interest in the Collateral under the Credit Agreement and each of the Other Documents to which it is a party.
(b)Square Box hereby confirms for the benefit of the Secured Parties that all obligations owed by it pursuant to Article XVII of the Credit Agreement shall remain in full force and effect notwithstanding the amendments referred to in this Amendment.
7.Acknowledgments. To induce Agent and Lenders to enter into this Amendment, each Loan Party acknowledges that:
(a)as of the Thirteenth Amendment Effective Date, (i) Agent and Lenders have performed without default all obligations required of Agent and Lenders under the Credit Agreement and each of the Other Documents; and (ii) there are no disputes with or claims against Agent or Lenders, or any knowledge of any facts giving rise to any disputes or claims, related to the Credit Agreement or any of the Other Documents, including, without limitation, any disputes or claims or knowledge of facts giving rise thereto, that involve a breach or violation on the part of Agent or any Lender of the terms and conditions of the Credit Agreement or any of the Other Documents; and
(b)no Loan Party has any valid defense to the enforcement of its respective obligations set forth in the Credit Agreement, the Other Documents or this Amendment, as applicable, by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Thirteenth Amendment Effective Date.
8.Governing Law. This Amendment and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the Laws of the State of New York.
9.Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as modified hereby, are hereby amended so that any reference therein to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as modified hereby. This Amendment shall constitute an Other Document under the Credit Agreement.
10.Effect of this Amendment. Except as expressly amended pursuant hereto, no other changes or modifications to the Credit Agreement or any of the Other Documents are intended or implied, and in all other respects, the Credit Agreement and each of the Other Documents is hereby specifically ratified, restated and confirmed by all parties hereto as of the Thirteenth Amendment Effective Date. To the extent that any provision of the Credit Agreement or any of the Other Documents are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.
11.Binding Effect. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.
12.Further Assurances. The Loan Parties shall execute and deliver such further documents and do such further acts and things as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.
13.Counterparts; Electronic Signature. This Amendment may be executed in any number of separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a.pdf image) shall be deemed to be an original signature hereto and shall be as effective as delivery of a manually executed counterpart hereof. The words  “execution,”  “execute,”  “signed,”  “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
14.Entire Understanding. This Amendment and the documents executed concurrently herewith contain the entire understanding between each Loan Party, Agent and each Lender and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.
15.Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.
16.Captions. The captions at various places in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.
17.Jury Waiver. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AMENDMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN

ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:	QUANTUM CORPORATION

	By:	/s/ Lewis Moorehead
	Name:	Lewis Moorehead
	Title:	Chief Financial Officer

GUARANTORS:	SQUARE BOX SYSTEMS LIMITED

	By:	/s/ Lewis Moorehead
	Name:	Lewis Moorehead
	Title:	Director

QUANTUM LTO HOLDINGS, LLC

	By:	/s/ Lewis Moorehead
	Name:	Lewis Moorehead
	Title:	Chief Financial Officer

[Thirteenth Amendment to Term Loan Credit and Security Agreement]

AGENT:	ALTER DOMUS (US) LLC, as Agent

	By:	/s/ Pinju Chiu
	Name:	Pinju Chiu
	Title:	Associate Counsel

[Thirteenth Amendment to Term Loan Credit and Security Agreement]

LENDERS:	DIALECTIC TECHNOLOGY SPV LLC, as a Lender

	By:	/s/ John Fichthorn
	Name:	John Fichthorn
	Title:	Managing Member

[Thirteenth Amendment to Term Loan Credit and Security Agreement]

LENDERS:
OC III LVS XXXIII LP, as a Lender

By: OC III GP II LLC, its general partner

	By:	/s/ Adam L. Gubner
	Name:	Adam L. Gubner
	Title:	Authorized Person

OC III LVS XL LP, as a Lender

By: OC III GP LLC, its general partner

By:	/s/ Adam L. Gubner
Name:	Adam L. Gubner
Title:	Authorized Person

[Thirteenth Amendment to Term Loan Credit and Security Agreement]